UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2007

SUNRISE SENIOR LIVING, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16499 (Commission File Number)	54-1746596 (I.R.S. Employer Identification No.)

7902 Westpark Drive
McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)

(703) 273-7500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the previously disclosed delay in the filing of its 2006 Form 10-K, Sunrise Senior Living, Inc. (the “Company”) is unable to make certain corporate governance disclosures required to be made in that filing under Section 303A of the New York Stock Exchange (the “NYSE”) Listed Company Manual (the “Listed Company Manual”) within the time frame required by the Listed Company Manual. The NYSE has advised the Company that it can provide the required corporate governance disclosures through the filing of this Current Report on Form 8-K.

The Listed Company Manual requires NYSE-listed companies to make certain corporate governance disclosures in their annual reports on Form 10-K or their annual meeting proxy statements. In particular, Section 303A of the Listed Company Manual requires companies to:

·
disclose the board’s evaluation of each director’s relationship with the company, any categorical standards of independence adopted by the board to assist it in making determinations of independence and the board’s determination as to the independence of each director;

·
identify the non-management director who presides at all regularly scheduled executive sessions of the non-management members of the board of directors, or, alternatively, the procedure by which the presiding director is chosen for each session;

·	disclose a method by which interested parties may communicate directly with the presiding director or the non-management directors as a group;

·
disclose the availability of the company’s corporate governance guidelines, code of business conduct and ethics, and charters for the board’s audit, compensation and corporate governance committees on its website and in print upon stockholder request; and

·
disclose that (a) such company’s chief executive officer and chief financial officer have filed the certifications required by Section 302 of the Sarbanes-Oxley Act with the company’s most recently filed annual report on Form 10-K, and (b)  such company’s chief executive officer has certified to the NYSE in the prior year that he is not aware of any violation by such company of the NYSE corporate governance listing standards by the company or, if a qualified certification was provided, disclose any qualifications to such certification.

The Company intends to provide the following disclosures in its 2006 Form 10-K when filed in substantially the form presented below.

Director Independence

Independence Standards

The NYSE corporate governance listing standards require that the Company have and maintain a board with at least a majority of “independent” directors and a nominating/corporate governance committee, compensation committee and audit committee, each comprised solely of independent directors. Under the NYSE corporate governance listing standards, for a director to be deemed independent, (a) the board of directors must affirmatively determine that a director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and (b) each director must otherwise meet the minimum requirements for independence set forth in Section 303A.02 of the NYSE listing standards. In addition, under the NYSE listing standards and applicable SEC rules, to be eligible to serve on the audit committee, a director may not receive directly or indirectly any consulting, advisory or other compensatory fee from the Company or any subsidiary other than for service as a director or board committee member.

Annual Independence Review

Under corporate governance guidelines adopted by the Company’s board of directors, the nominating and corporate governance committee annually assesses the directors’ qualifications as independent. This review is designed to determine whether the non-management directors are independent as defined in the NYSE listing standards. In November 2007, the Company’s board of directors, upon the recommendation of the nominating and corporate governance committee, determined that seven of the Company’s total of nine directors meet the criteria for independence as set forth in the NYSE listing standards. The independent directors are: Ronald V. Aprahamian, Craig R. Callen, Thomas J. Donohue, Stephen D. Harlan, J. Douglas Holladay, Jr., Lynn Krominga and William G. Little.

Mr. Callen served as senior vice president, strategic planning and business development at Aetna, Inc. from May 2004 through November 9, 2007. Aetna Healthcare, a subsidiary of Aetna, Inc., is Sunrise’s health plan administrator, dental plan administrator, health benefit stop-loss insurance carrier and long-term care insurance provider. The payments made by Sunrise to Aetna Healthcare for property and services are less than 2% of Aetna’s consolidated gross revenues. The board of directors has determined that no material relationship exists between Mr. Callen and Sunrise as a result of this relationship.

Paul J. Klaassen is not considered independent because he serves as the Company’s chief executive officer. Teresa M. Klaassen is not considered independent because she is employed as the Company’s chief cultural officer.

Corporate Governance Guidelines, Committee Charters and Codes of Conduct

The Company’s corporate governance guidelines, audit committee charter, compensation committee charter, nominating and corporate governance committee charter, codes of business conduct and ethics for directors, officers and employees and code of ethics for its principal executive officer, principal financial officer and principal accounting officer are available on the Company’s website at: www.sunriseseniorliving.com. Additionally, the Company will promptly deliver free of charge, upon request, a copy of such information to any stockholder requesting a copy. Requests should be directed to Sunrise Senior Living, Inc., 7902 Westpark Drive, McLean, Virginia 22102, Attention: Investor Relations.

Annual Certifications

The NYSE listing standards require each listed company’s chief executive officer to certify to the NYSE each year within 30 days of the annual meeting of stockholders that he or she is not aware of any violation by the company of the NYSE’s corporate governance listing standards, qualifying the certification to the extent necessary. The latest NYSE certification by the Company’s chief executive officer, which did not contain any qualifications, was furnished to the NYSE on June 6, 2006. The certifications by the Company’s chief executive officer and chief financial officer required by the Sarbanes-Oxley Act of 2002 will be filed as exhibits to the Company’s 2006 Form 10-K when filed.

Executive Sessions of Non-Management Directors

The Company’s corporate governance guidelines contemplate that the non-management directors meet in executive session without management at least quarterly. Mr. Holladay, chairman of the nominating and corporate governance committee, presides at these executive sessions. Any Company stockholder who wishes to communicate directly with the presiding director should follow the directions for communications with the board of directors described below under “Communications with the Board of Directors” and address his or her letter to the “Presiding Director.”

Communications with the Board of Directors

Stockholders and other interested parties who want to communicate with the board of directors or any individual director may write to:
Sunrise Senior Living, Inc.
7902 Westpark Drive
McLean, Virginia 22102
Attention: General Counsel

Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example, where it is a request for information about the Company or is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature or if it relates to an improper or inappropriate topic.

Upon the board’s request at any board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded and will also make those communications available to the directors upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC. (Registrant)

Date: November 15, 2007	By:	/s/ John F. Gaul
John F. Gaul
General Counsel